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Exhibit 99.1

THE MILLS CORPORATION
SUPPLEMENTAL INFORMATION
Table of Contents
As of June 30, 2001

Information	Page
Overview	5-6
Summary of Operating Properties	7
Summary of Properties Under Construction	8
Supplemental Financial Data	9
Property Operating Income	10-13
Unconsolidated Joint Ventures Net Income and Funds From Operations	14-15
Lease Expiration Schedule	16-17
Rental Rates	18
Average Rents	19
Summary of Outstanding Consolidated Indebtedness	20-21
Summary of Outstanding Unconsolidated Indebtedness	22-23
Specialty Store Tenant Reported Sales Analysis	24
Capital Expenditures	25-27
Financial Ratios	28-29

THE MILLS CORPORATION
Overview

The Company

    The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

    The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of June 30, 2001, a 1% interest as the sole general partner and a 59.31% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects), a community shopping center and a portfolio of single tenant net lease properties. As of June 30, 2001, the Operating Partnership owns or holds an interest in the following operating properties:

MILLS	LOCATION
Arizona Mills	Tempe, AZ (Phoenix)
Arundel Mills	Dorchester, MD (Baltimore/Washington, DC)
Concord Mills	Concord, NC (Charlotte)
Franklin Mills	Philadelphia, PA
Grapevine Mills	Grapevine, TX (Dallas/Forth Worth)
Gurnee Mills	Gurnee, IL (Chicago)
Katy Mills	Katy, TX (Houston)
Ontario Mills	Ontario, CA (Los Angeles)
Opry Mills	Nashville, TN
Potomac Mills	Woodbridge, VA (Washington, DC)
Sawgrass Mills	Sunrise, FL (Ft. Lauderdale)
The Oasis at Sawgrass	Sunrise, FL (Ft. Lauderdale)
BLOCK
The Block at Orange	Orange, CA (Los Angeles)
COMMUNITY CENTER
Liberty Plaza	Philadelphia, PA

    In addition to the operating properties, the Company owns a portfolio of single tenant net lease properties, which are located at various locations in the United States. Also, the Company is actively involved in the pre-development or development of a number of new projects, including Discover Mills (Atlanta, GA), Colorado Mills (Denver, CO), Missouri Mills (St. Louis, MO), Vaughan Mills (Toronto, Canada), Meadowlands Mills (Carlstadt, NJ) and Madrid Xanadu (Spain).

THE MILLS CORPORATION
Overview

Cautionary Statement

    Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guaranties of future performance.

    Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", "would be" or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability of financing; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, as well as those risks described in Exhibit 99.1 to the Current Report on Form 8-K filed on July 13, 2001 with the Securities and Exchange Commission.

    The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

Funds From Operations:

    The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts ("NAREIT") means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

The Mills Corporation
Summary of Operating Properties

    The following table sets forth certain information with respect to the operating properties as of June 30, 2001:

Name/Location	Metropolitan Area Serviced	Year Opened/ Acquired	Total GLA (Sq. Ft.)(1)	Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft.) (1)	No. of Anchor Stores (2)
Mills
Potomac Mills Woodbridge, VA	Washington D.C./Baltimore	1985	1,635,061	1,008,915	626,146	19
Franklin Mills Philadelphia, PA	Philadelphia/Wilmington	1989	1,739,480	1,125,314	614,166	18
Sawgrass Mills Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1990	1,849,044	1,172,536	676,508	20
Gurnee Mills Gurnee, IL	Chicago/Milwaukee	1991	1,699,287	1,076,646	622,641	14
Ontario Mills Ontario, CA	Los Angeles	1996	1,423,862	930,888	492,974	24
Grapevine Mills Grapevine, TX	Dallas/Fort Worth	1997	1,545,968	1,026,628	519,340	20
Arizona Mills Tempe, AZ	Phoenix	1997	1,227,442	705,967	521,475	17
The Oasis at Sawgrass Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1999	287,372	132,169	155,203	3
Concord Mills Concord, NC	Charlotte	1999	1,247,394	691,342	566,052	16
Katy Mills Houston, TX	Houston	1999	1,189,726	627,166	562,560	13
Opry Mills Nashville, TN	Nashville	2000	1,105,675	576,397	529,278	14
Arundel Mills Dorchester, MD	Baltimore/Washington, DC	2000	1,029,662	491,349	538,313	12

Mills Totals/Weighted Averages			15,979,973	9,565,317	6,414,656	190

The Block
The Block at Orange	Los Angeles/Orange County	1998	655,117	384,716	270,401	10

Community Center
Liberty Plaza	Philadelphia	1994	373,754	319,255	54,499	4

(1)
Includes 960,933 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet; Franklin Mills-209,612 square feet; Sawgrass Mills-281,774 square feet; Gurnee Mills-250,806 square feet; Liberty Plaza-13,741 square feet; and Ontario Mills-125,000 square feet.

(2)
Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

The Mills Corporation
Summary of Properties Under Construction

Name/Location	Metropolitan Area Serviced	Anticipated Opening Date (1)	Approx. GLA (Sq. Ft.) (1,2)	Estimated Aggregate Project Cost (1)	Required Equity from Company	Company's Equity at 6/30/2001	Anchor Store Tenant Commitments
				(millions)	(millions)
Discover Mills Atlanta, GA	Atlanta	Fall 2001	1,200,000	$231	$—	$—	10
Colorado Mills Lakewood, CO	Denver	Fall 2002	1,200,000	$201	$26	$15	N/A	(3)

(1)
Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost are subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2)
Approximate GLA includes space that may be owned by certain anchor store tenants.

(3)
The Company recently has begun leasing efforts for this project and has obtained various letters of interest.

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended June 30		Six Months Ended June 30
	2001	2000	2001	2000
Statements of Operations Data:
Revenues:
Minimum rent	$26,052	$26,216	$52,165	$51,922
Percentage rent	52	291	105	637
Recoveries from tenants	13,091	13,142	24,995	26,528
Other property revenue	3,160	2,213	5,297	4,500
Management fee income	2,348	1,821	5,143	3,614
Other fee income	1,813	2,502	5,229	4,912
Interest income	1,041	525	1,877	1,312

Total revenues	47,557	46,710	94,811	93,425
Expenses:
Recoverable from tenants	9,880	11,193	19,777	22,648
Other operating	549	1,384	1,452	2,359
General and administrative	3,399	3,800	6,523	7,135
Interest expense	15,217	15,113	30,224	28,861
Depreciation and amortization	9,528	9,349	18,894	17,688

Total expenses	38,573	40,839	76,870	78,691
Other income/(expense)	725	(319)	(1,182)	(647)
Equity in earnings of unconsolidated joint ventures	956	2,521	2,067	4,189

Income before extraordinary item and minority interests	10,665	8,073	18,826	18,276
Extraordinary losses on debt extinguishment	—	(1,634)	(16,157)	(3,147)
Equity in extraordinary losses on debt extinguishments of unconsolidated joint ventures	(108)	—	(108)	—

Income before minority interests	10,557	6,439	2,561	15,129
Minority interests	(4,243)	(2,598)	(1,025)	(6,122)

Net income	$6,314	$3,841	$1,536	$9,007

Income per share before extraordinary item (Basic)	$0.27	$0.21	$0.48	$0.47

Income per share before extraordinary item (Diluted)	$0.27	$0.21	$0.47	$0.47

Net income per share (Basic)	$0.27	$0.16	$0.07	$0.39

Net income per share (Diluted)	$0.26	$0.16	$0.06	$0.39

Funds From Operations:
Income before extraordinary item and minority interests	$10,665	$8,073	$18,826	$18,276
Adjustments:
Add: Depreciation and amortization of real estate assets	8,657	8,739	17,172	16,467
Add: Real estate depreciation and amortization of unconsolidated joint ventures	8,574	7,648	17,052	13,335

Funds from operations	$27,896	$24,460	$53,050	$48,078

Basic:
Weighted average shares	23,727	23,306	23,448	23,227
Weighted average shares and units	39,554	39,134	39,316	39,055
Diluted:
Weighted average shares	24,235	23,346	23,868	23,276
Weighted average shares and units	40,063	39,174	39,696	39,105
Note:	During the third quarter of 2000, the Company sold ten of the eleven community centers ("Disposed Properties"). At the beginning of the fourth quarter of 2000, the Company used the proceeds from the sale of the Disposed Properties to acquire 46 single tenant net lease properties ("Acquired Properties"). Supplementary financial information is presented below for the Disposed and Acquired Properties.
Disposed Properties
Revenues	$2,061	$5,306	$2,934	$10,881
Property operating costs	—	1,107	—	2,525
Interest expense	—	2,053	—	4,111
Depreciation and amortization	—	1,125	—	2,229
Acquired Properties
Revenues	$2,518	$—	$5,036	$—
Interest expense	2,034	—	4,072	—
Depreciation and amortization	646	—	1,301	—

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(IN THOUSANDS)
(UNAUDITED)

    The following table sets forth the property operating income for each of the Mills, the Block, Mainstreet (the Company's push cart program), the Community Centers and the single tenant net lease properties. The purpose of this table is to provide details about certain line items within the Supplement Financial Data shown on page 9 and is not intended to be a representation of net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED JUNE 30, 2001

Wholly Owned Properties

	Stabilized Properties (2)	Net Lease Properties (3)	Disposed Properties (4)	Total
Rental Revenues:
Minimum rent	$23,385	$2,518	$149	$26,052
Percentage rent	52	—	—	52
Recoveries from tenants	12,326	—	765	13,091
Other property revenue	2,013	—	1,147	3,160

Total rental revenues	37,776	2,518	2,061	42,355
Property Operating Costs:
Recoverable from tenants	9,880	—	—	9,880
Other operating (1)	1,095	34	(580)	549

Total property operating costs	10,975	34	(580)	10,429

Property Operating Income	$26,801	$2,484	$2,641	$31,926

Unconsolidated Joint Ventures

	Stabilized Properties (2)	New Properties (5)	Total
Rental Revenues:
Minimum rent	$20,702	$22,421	$43,123
Percentage rent	79	261	340
Recoveries from tenants	8,827	8,123	16,950
Other property revenue	1,413	1,362	2,775

Total rental revenues	31,021	32,167	63,188
Property Operating Costs:
Recoverable from tenants	7,709	7,358	15,067
Other operating (1)	612	1,232	1,844

Total property operating costs	8,321	8,590	16,911

Property Operating Income	$22,700	$23,577	$46,277

(1)
Total property operating costs excludes management fees as follows: wholly owned properties — $1,020 and joint venture properties — $2,350.

(2)
Stabilized properties for the wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet. Stabilized properties for the unconsolidated joint ventures include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third and fourth quarter of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
During the third quarter of 2000, the Company sold ten of its community centers (the "Disposed Properties") to an unrelated third party.

(5)
New properties for the unconsolidated joint ventures includes The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(IN THOUSANDS)
(UNAUDITED)

    The following table sets forth the property operating income for each of the Mills, the Block, Mainstreet (the Company's push cart program) and the Community Centers. The purpose of this table is to provide details about certain line items within the Supplement Financial Data shown on page 9 and is not intended to be a representation of net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED JUNE 30, 2000

Wholly Owned Properties

	Stabilized Properties (2)	Disposed Properties (3)	Total
Rental Revenues:
Minimum rent	$22,347	$3,869	$26,216
Percentage rent	281	10	291
Recoveries from tenants	11,923	1,219	13,142
Other property revenue	2,004	209	2,213

Total rental revenues	36,555	5,307	41,862
Property Operating Costs:
Recoverable from tenants	10,100	1,093	11,193
Other operating (1)	1,370	14	1,384

Total property operating costs	11,470	1,107	12,577

Property Operating Income	$25,085	$4,200	$29,285

Unconsolidated Joint Ventures

	Stabilized Properties (2)	New Properties (4)	Total
Rental Revenues:
Minimum rent	$20,365	$14,585	$34,950
Percentage rent	85	23	108
Recoveries from tenants	8,405	5,353	13,758
Other property revenue (5)	8,013	1,003	9,016

Total rental revenues	36,868	20,964	57,832
Property Operating Costs:
Recoverable from tenants	8,042	5,331	13,373
Other operating (1)	839	741	1,580

Total property operating costs	8,881	6,072	14,953

Property Operating Income	$27,987	$14,892	$42,879

(1)
Total property operating costs excludes management fees as follows: wholly owned properties — $915 and joint venture properties — $1,706

(2)
Stabilized properties for the wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet. Stabilized properties for the unconsolidated joint ventures include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third quarter of 2000, the Company sold ten of its community centers (the "Disposed Properties") to an unrelated third party.

(4)
New properties for the unconsolidated joint ventures includes The Oasis at Sawgrass, Concord Mills, Katy Mills and Opry Mills.

(5)
Included in other property revenues are $6,381 of lease termination fees related to a common tenant at several stabilized joint venture properties.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(IN THOUSANDS)
(UNAUDITED)

    The following table sets forth the property operating income for each of the Mills, the Block, Mainstreet (the Company's push cart program), the Community Centers and the single tenant net lease properties. The purpose of this table is to provide details about certain line items within the Supplement Financial Data shown on page 9 and is not intended to be a representation of net income according to accounting principles generally accepted in the United States.

FOR THE SIX MONTHS ENDED JUNE 30, 2001

Wholly Owned Properties

	Stabilized Properties (2)	Single Tenant Net Lease Properties (3)	Disposed Properties (4)	Total
Rental Revenues:
Minimum rent	$46,687	$5,036	$442	$52,165
Percentage rent	105	—	—	105
Recoveries from tenants	24,230	—	765	24,995
Other property revenue	4,150	—	1,147	5,297

Total rental revenues	75,172	5,036	2,354	82,562
Property Operating Costs:
Recoverable from tenants	19,777	—	—	19,777
Other operating (1)	1,998	34	(580)	1,452

Total property operating costs	21,775	34	(580)	21,229

Property Operating Income	$53,397	$5,002	$2,934	$61,333

Unconsolidated Joint Ventures

	Stabilized Properties (2)	New Properties (5)	Total
Rental Revenues:
Minimum rent	$41,725	$45,020	$86,745
Percentage rent	408	601	1,009
Recoveries from tenants	17,336	16,689	34,025
Other property revenue	3,273	3,217	6,490

Total rental revenues	62,742	65,527	128,269
Property Operating Costs:
Recoverable from tenants	15,592	14,910	30,502
Other operating (1)	1,584	2,259	3,843

Total property operating costs	17,176	17,169	34,345

Property Operating Income	$45,566	$48,358	$93,924

(1)
Total property operating costs excludes management fees as follows: wholly owned properties — $2,045 and joint venture properties — $4,624

(2)
Stabilized properties for the wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet. Stabilized properties for the unconsolidated joint ventures include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third and fourth quarter of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
During the third quarter of 2000, the Company sold ten of its community centers (the "Disposed Properties") to an unrelated third party.

(5)
New properties for the unconsolidated joint ventures includes The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(IN THOUSANDS)
(UNAUDITED)

    The following table sets forth the property operating income for each of the Mills, the Block, Mainstreet (the Company's push cart program) and the Community Centers. The purpose of this table is to provide details about certain line items within the Supplement Financial Data shown on page 9 and is not intended to be a representation of net income according to accounting principles generally accepted in the United States.

FOR THE SIX MONTHS ENDED JUNE 30, 2000

Wholly Owned Properties

	Stabilized Properties (2)	Disposed Properties (3)	Total
Rental Revenues:
Minimum rent	$44,112	$7,810	$51,922
Percentage rent	544	93	637
Recoveries from tenants	23,988	2,540	26,528
Other property revenue	4,062	438	4,500

Total rental revenues	72,706	10,881	83,587
Property Operating Costs:
Recoverable from tenants	20,234	2,414	22,648
Other operating (1)	2,248	111	2,359

Total property operating costs	22,482	2,525	25,007

Property Operating Income	$50,224	$8,356	$58,580

Unconsolidated Joint Ventures

	Stabilized Properties (2)	New Properties (4)	Total
Rental Revenues:
Minimum rent	$40,768	$25,767	$66,535
Percentage rent	640	293	933
Recoveries from tenants	16,729	9,505	26,234
Other property revenue	9,817	1,970	11,787

Total rental revenues	67,954	37,535	105,489
Property Operating Costs:
Recoverable from tenants	15,779	9,172	24,951
Other operating (1)	1,399	934	2,333

Total property operating costs	17,178	10,106	27,284

Property Operating Income	$50,776	$27,429	$78,205

(1)
Total property operating costs excludes management fees as follows: wholly owned properties — $1,790 and joint venture properties — $3,421

(2)
Stabilized properties for the wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet. Stabilized properties for the unconsolidated joint ventures include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third quarter of 2000, the Company sold ten of its community centers (the "Disposed Properties") to an unrelated third party.

(4)
New properties for the unconsolidated joint ventures includes The Oasis at Sawgrass, Concord Mills, Katy Mills and Opry Mills.

(5)
Included in other property revenues are $6,381 of lease termination fees related to a common tenant at several properties.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

FOR THE THREE MONTHS ENDED JUNE 30, 2001

Total
Revenues:
Minimum rent	$43,123
Percentage rent	340
Recoveries from tenants	16,950
Interest income	2,300
Other property revenue	2,775

Total revenues	65,488
Expenses:
Recoverable from tenants	15,067
Other operating (1)	4,194
Interest expense	22,130
Depreciation and amortization	22,055

Total Expenses	63,446
Gain on land sales	—
Other	(357)

Income before extraordinary item	1,685
Extraordinary loss on debt extinguishment	(442)

Net Income	$1,243

Reconciliation of Net Income to Funds From Operations
Income before extraordinary item	$1,685
Adjustments:
Add: Depreciation and amortization of real estate assets	22,055

Total Funds From Operations	$23,740

Mills Allocations:
Mills share of FFO	$9,530
Management Fees due Mills	1,776

Total Mills FFO	$11,306

Mills share of net income	$956

(1)
Total property operating costs includes management fees of $2,350

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2001

Total
Revenues:
Minimum rent	$86,745
Percentage rent	1,009
Recoveries from tenants	34,025
Interest income	4,292
Other revenue	6,490

Total revenues	132,561
Expenses:
Recoverable from tenants	30,502
Other operating (1)	8,467
Interest expense	45,049
Depreciation and amortization	43,850

Total Expenses	127,868
Gain on land sales	—
Other	(557)

Income before extraordinary item	4,136
Extraordinary loss on debt extinguishment	(442)

Net Income	$3,694

Reconciliation of Net Income to Funds From Operations
Income before extraordinary item	$4,136
Adjustments:
Add: Depreciation and amortization of real estate assets	43,850

Total Funds From Operations	$47,986

Mills Allocations:
Mills share of FFO	$19,119
Management Fees due Mills	3,536

Total Mills FFO	$22,655

Mills share of net income	$2,067

(1)
Total property operating costs includes management fees of $4,624

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE (1)

    The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 2001 multiplied by 12.

Wholly Owned Properties

Anchor Tenant Expirations (2), (3)

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	3	124,788	$811,435	$6.50	3.47%	2.79%
2002	6	242,716	1,604,101	6.61	6.76%	5.52%
2003	7	411,050	2,614,335	6.36	11.44%	9.00%
2004	9	421,103	3,714,520	8.82	11.72%	12.79%
2005	9	407,586	3,172,141	7.78	11.34%	10.92%
2006	9	530,777	5,213,958	9.82	14.77%	17.96%
2007	3	92,072	844,443	9.17	2.56%	2.91%
2008	4	326,169	2,537,479	7.78	9.08%	8.74%
2009	3	348,643	2,416,644	6.93	9.70%	8.32%
2010	5	238,079	2,065,139	8.67	6.63%	7.11%
2011	2	107,012	1,147,706	10.73	2.98%	3.95%
After 2011	5	342,853	2,895,393	8.44	9.54%	9.97%

	65	3,592,848	$29,037,294	$8.08	100.00%	100.00%

Specialty Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	99	281,420	$6,943,339	$24.67	12.33%	11.76%
2002	118	337,200	8,379,135	24.85	14.77%	14.19%
2003	118	366,274	9,559,898	26.10	16.04%	16.19%
2004	74	249,288	5,954,259	23.89	10.92%	10.08%
2005	110	426,103	11,134,824	26.13	18.66%	18.86%
2006	68	199,654	5,109,154	25.59	8.75%	8.65%
2007	31	74,320	2,456,003	33.05	3.26%	4.16%
2008	18	48,811	1,383,391	28.34	2.14%	2.34%
2009	18	66,896	1,804,102	26.97	2.93%	3.06%
2010	33	89,268	2,786,055	31.21	3.91%	4.72%
2011	25	82,414	2,168,383	26.31	3.61%	3.67%
After 2011	15	61,328	1,370,090	22.34	2.69%	2.32%

	727	2,282,976	$59,048,633	$25.86	100.00%	100.00%

Totals

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	102	406,208	$7,754,774	$19.09	6.91%	8.80%
2002	124	579,916	9,983,236	17.21	9.87%	11.33%
2003	125	777,324	12,174,233	15.66	13.23%	13.82%
2004	83	670,391	9,668,779	14.42	11.41%	10.98%
2005	119	833,689	14,306,965	17.16	14.19%	16.24%
2006	77	730,431	10,323,112	14.13	12.43%	11.72%
2007	34	166,392	3,300,446	19.84	2.83%	3.75%
2008	22	374,980	3,920,870	10.46	6.38%	4.45%
2009	21	415,539	4,220,746	10.16	7.07%	4.79%
2010	38	327,347	4,851,194	14.82	5.57%	5.51%
2011	27	189,426	3,316,089	17.51	3.22%	3.76%
After 2011	20	404,181	4,265,483	10.55	6.88%	4.84%

	792	5,875,824	$88,085,927	$14.99	100.00%	100.00%

(1)
Excludes 835,933 square feet of gross leaseable area owned by tenants as follows: Potomac Mills — 80,000 square fee; Franklin Mills — 209,612 square feet; Sawgrass Mills — 281,774 square feet; Gurnee Mills — 250,806 square feet; and Liberty Plaza — 13,741 square feet. A ground lease at Franklin Mills of 152,370 square feet is also excluded.

(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft.

(3)
For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and sublet to Regal Theatres.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE (1)

    The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 2001 multiplied by 12.

Unconsolidated Joint Ventures

Anchor Tenant Expirations (2), (3)

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	—	—	$—	$—	—	—
2002	1	23,329	279,948	12.00	0.45%	0.43%
2003	2	44,258	531,096	12.00	0.86%	0.81%
2004	3	72,842	896,068	12.30	1.42%	1.37%
2005	—	—	—	—	—	—
2006	5	125,082	1,636,569	13.08	2.44%	2.50%
2007	13	341,847	5,129,801	15.01	6.66%	7.83%
2008	8	235,089	3,471,398	14.77	4.58%	5.30%
2009	24	742,539	10,688,917	14.40	14.47%	16.31%
2010	28	905,473	12,143,416	13.41	17.65%	18.53%
2011	7	305,105	2,690,562	8.82	5.95%	4.11%
After 2011	34	2,334,504	28,061,127	12.02	45.51%	42.82%

	125	5,130,068	$65,528,902	$12.77	100.00%	100.00%

Specialty Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	61	218,540	$4,709,939	$21.55	6.05%	5.07%
2002	134	391,828	9,252,143	23.61	10.84%	9.96%
2003	93	299,206	7,460,756	24.94	8.28%	8.03%
2004	127	474,342	10,551,254	22.24	13.13%	11.36%
2005	126	445,438	11,019,134	24.74	12.33%	11.86%
2006	71	229,280	5,899,829	25.73	6.35%	6.35%
2007	88	267,933	6,841,491	25.53	7.42%	7.36%
2008	62	188,030	5,889,271	31.32	5.20%	6.34%
2009	85	284,649	8,092,842	28.43	7.88%	8.71%
2010	133	492,311	13,941,367	28.32	13.63%	15.01%
2011	47	224,719	6,477,282	28.82	6.22%	6.97%
After 2011	12	96,988	2,770,405	28.56	2.68%	2.98%

	1,039	3,613,264	$92,905,713	$25.71	100.00%	100.00%

Totals

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	61	218,540	$4,709,939	$21.55	2.50%	2.97%
2002	135	415,157	9,532,091	22.96	4.75%	6.02%
2003	95	343,464	7,991,852	23.27	3.93%	5.04%
2004	130	547,184	11,447,322	20.92	6.26%	7.23%
2005	126	445,438	11,019,134	24.74	5.09%	6.96%
2006	76	354,362	7,536,398	21.27	4.05%	4.76%
2007	101	609,780	11,971,292	19.63	6.97%	7.56%
2008	70	423,119	9,360,669	22.12	4.84%	5.91%
2009	109	1,027,188	18,781,759	18.28	11.75%	11.85%
2010	161	1,397,784	26,084,783	18.66	15.99%	16.46%
2011	54	529,824	9,167,844	17.30	6.06%	5.79%
After 2011	46	2,431,492	30,831,532	12.68	27.81%	19.46%

	1,164	8,743,332	$158,434,615	$18.12	100.00%	100.00%

(1)
Excludes 125,000 square feet of gross leaseable area owned by tenants as follows: Ontario Mills — 125,000 square feet. A ground lease at Grapevine Mills of 177,063 square feet is excluded.

(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft.

(3)
For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and sublet to Regal Theatres.

THE MILLS CORPORATON
RENTAL RATES (1)
JUNE 30, 2001

    The following table sets forth the average base rent per leased square foot of store openings and closings for the properties in the aggregate for the six months ended June 30, 2001 and four years ended December 31, 2000, 1999, 1998 and 1997.

	ANCHOR STORES						SPECIALTY STORES
	STORE OPENINGS DURING YEAR		STORE CLOSINGS DURING YEAR		RELEASING SPREAD (2)		STORE OPENINGS DURING YEAR		STORE CLOSINGS DURING YEAR		RELEASING SPREAD (2)
Year	AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.	AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.			AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.	AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.
2001	$—	—	$7.79	225,375	$—	—	$27.51	237,467	$22.92	450,056	$4.59	20.04%
2000	14.24	313,287	10.16	177,003	4.08	40.16%	29.07	423,771	25.16	391,141	3.91	15.54%
1999	10.39	297,754	9.05	112,302	1.34	14.81%	26.09	318,864	24.50	454,633	1.59	6.49%
1998	11.94	234,059	8.48	224,636	3.46	40.80%	23.43	405,408	21.80	339,988	1.63	7.48%
1997	7.33	393,342	7.32	233,471	0.01	0.14%	22.83	415,593	20.92	402,105	1.91	9.13%

NOTES:

(1)
Opry Mills and Arundel Mills are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997, Grapevine Mills and Arizona Mills for 1998, The Block at Orange for 1999 and 2000 and The Oasis at Sawgrass, Concord Mills and Katy Mills for 2000 are excluded from this analysis.

(2)
The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999, 1998 and 1997. The releasing spreads for the six months ended June 30, 2001 may not be representative of annualized leasing spreads due to the limited time period.

THE MILLS CORPORATION
AVERAGE RENTS
JUNE 30, 2001

    The following table sets forth, for the six months ended June 30, 2001 and each of the last four years ended December 31, 2000, 1999, 1998 and 1997, certain information regarding operating rents with respect to the existing Mills and The Block at Orange.

		MINIMUM PLUS PERCENTAGE RENT
			TOTAL STORES		ANCHOR STORES		SPECIALTY STORES
Year		AVERAGE PERCENT LEASED (1)	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.
2001		94%	$265,656,036	$18.03	$95,222,928	$10.83	$170,433,109	$28.70
2000		95%	219,861,786	17.12	78,834,651	10.08	141,027,135	27.94
1999	(2)	96%	166,145,597	16.41	57,382,233	9.55	108,763,364	26.43
1998	(2)	96%	143,417,531	15.41	47,700,311	8.65	95,717,220	25.24
1997	(2)	94%	98,587,164	14.65	30,145,762	7.58	68,441,402	24.84
(1)	Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.
(2)	Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.
Note:	The above amounts do not include Mainstreet retail income of $1,634,000 for 2001, $4,308,000 for 2000, $2,659,000 for 1999, $2,511,000 for 1998, and $2,251,000 for 1997.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
AS OF JUNE 30, 2001
(Dollars in thousands)

	Principal Balance		Interest Rate Type	Annual Interest Rate	Annual Interest		Maturity Date		Earliest day at which debt can be repaid	Recourse to Company or Operating Partnership
Potomac Mills/Gurnee Mills	$354,346		Fixed	7.460%	$26,434		3/10/11	(1)	(2)	0%
Franklin Mills and Liberty Plaza										0%
Tranche A	105,752		Fixed	7.882%	8,335		5/5/07	(3)	(4)	0%
Mortgage Loan	19,223		Fixed	7.440%	1,431		5/5/07	(3)	(4)	0%
Mortgage Loan	12,532		Fixed	6.220%	779		5/5/07	(3)	(4)	0%
Sawgrass Mills	285,000	(18)	Variable	275 bp over Libor	18,845	(6)	7/2/01	(5)	(5)	0%
CVS Portfolio (25 stores)	35,967		Fixed	7.960%	2,863		10/10/10		(15)	0%
CVS Portfolio (25 stores)	28,330		Fixed	9.350%	2,649		1/10/23		(16)	0%
CVS Portfolio (21 stores)	40,182		Fixed	6.498%	2,611		8/6/18		(17)	0%
Concord Mills Residual III	9,123		Variable	225 bp over Libor	557	(6)	12/31/02	(11)	(7)	100	%(11)

Total Property Mortgages	$890,455				$64,504

Corporate Misc	2,400		Fixed	7.180%	172		7/15/02		(9)	0%
Mainstreet Retail	12,263		Variable	425 bp over Libor	995		7/21/10		(14)	100	%(14)
Foodbrand (Katy/Franklin/Opry)	10,886		Fixed	11.084%	1,207		7/15/05		(13)	100	%(13)
Foodbrand (Arundel)	2,307		Fixed	9.249%	213		10/30/05		(13)	100	%(13)
Corporate Term Loan	45,000		Variable	225 bp over Libor	2,750	(6)	6/1/03		(7), (12)	0	%(12)
Corporate Line of Credit	23,500		Variable	275 bp over Libor	1,553	(6)	6/1/02	(8)	(7)	100%
Sawgrass Residual	2,871		Variable	165 bp over Libor	158	(6)	1/18/02		(10)	0%

Total	$989,682				$71,552

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
AS OF JUNE 30, 2001
(Dollars in thousands)

Notes:

(1)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011. In the event the mortgage loan is not repaid by the effective maturity date, the annual interest rate for each note will be increased to the greater of the stated rate plus 5% or the existing treasury rate plus 5%.

(2)
Prepayments, in whole or in part, are not permitted prior to December 10, 2010. After this date and upon at least 30 days notice to Lender prepayment in whole is permitted. Prior to December 10, 2010 and provided certain requirements have been completed and no event of default is outstanding, Borrower may defease part or all of the outstanding loan balance through the establishment of defeasance collateral with the Lenders.

(3)
This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4)
This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12,500 of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5)
The indebtedness is a non-amortizing loan with an anticipated balloon payment date of July 2, 2001. The loan is comprised of two components which are as follows: a $185,000 mortgage loan and a $100,000 mezzanine loan. Prepayment on the entire loan balance is permitted with a 30-day written notice to lender.

(6)
Calculated using 30-day LIBOR at 3.86%, which was the rate at June 30, 2001.

(7)
Prepayable, in whole or in part, at any time without prepayment penalty.

(8)
The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (Libor + 275 bp at June 30, 2001).

(9)
Primarily corporate debt which is prepayable, in whole or in part, at any time without prepayment penalty.

(10)
Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(11)
The total commitment under this loan is $15,000. Funds are available subject to certain performance measures and restrictive covenants. The loan is guaranteed by the Company.

(12)
The $45 million term loan is secured by the Company's interest in the Franklin Mills property. The loan has a mandatory principal repayment in the amount of $10 million due on or before June 1, 2002.

(13)
The indebtedness relates to capital leases for leasehold improvements and equipment for Foodbrand operations at Katy Mills, Franklin Mills, Opry Mills and Arundel Mills. The leases have five year terms and are guaranteed by the Company.

(14)
The indebtedness is a 10 year amortizing loan with a repayment date of July 21, 2010. Interest is payable at variable rate of LIBOR plus 425 bp for the first 24 months of the loan. After the first 24 months, the interest rate will be payable at a variable rate which will be the higher of LIBOR plus 425 bp or the 7 year Treasury Rate. The collateral for the loan is the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. The loan is guaranteed by the Company.

(15)
The indebtedness is a non amortizing loan with an anticipated balloon repayment date of October 10, 2010. The loan may be prepaid upon 30 days notice to the lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005 the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation. The debt is fully assignable.

(16)
The indebtedness is a non amortizing loan with an anticipated balloon repayment date of January 10, 2023. Interest is payable at a fixed rate of 9.35%. The loan may be prepaid upon 30 days notice to lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation. The debt is fully assignable.

(17)
The indebtedness is an amortizing loan with an anticipated balloon repayment date of August 6, 2018. The loan may be prepaid beginning 90 days prior to August 6, 2018 provided the loan is prepaid in its entirety and includes a yield maintenance premium. The debt is fully assignable.

(18)
In July, 2001, the Company refinanced this debt and the debt on The Oasis with a new nonrecourse mortgage loan in the amount of $337,000. The loan is secured by the two properties, the Company's ownership interest in the properties and an assignment of leases and rents. The new debt is comprised of two promissory notes: a $300,000 amortizing loan which bears interest at a fixed rate of 7.18% and a $37,000 mezzanine loan which bears interest at the variable rate of Libor plus 4.5%. The loans have an anticipated balloon repayment in June 2006.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
AS OF JUNE 30, 2001
(Dollars in thousands)

	Principal Balance		Total Commitment	Interest Rate Type	Annual Interest Rate		Annual Interest		Maturity Date		Earliest day at which debt can be repaid	Recourse to Company or Operating Partnership
Arizona Mills	$145,279		$146,000	Fixed	7.895%		$11,470		10/5/10		(3)	0.0%
Grapevine Mills	155,000		155,000	Fixed	6.465%		10,021		10/1/08	(1)	(2)	0.0%
Grapevine Mills II	14,443		14,500	Fixed	8.390%		1,212		11/5/08	(5)	(3)	0.0%	(10)
Ontario Mills	141,312		145,000	Fixed	6.750%		9,539		12/1/08	(9)	(3)	0.0%
Ontario Mills II	10,467		10,500	Fixed	8.010%		838		1/5/09		(8)	0.0%
Block at Orange	135,000		135,000	Fixed	8.000%		10,800	(11)	5/1/06		(6)	100.0%	(26)
Sawgrass Phase III	44,000	(27)	44,000	Variable	110 bp over Libor	(7)	2,140	(4)	1/18/02		(15)	0.0%	(12)
Sawgrass Phase III	3,495	(27)	6,500	Variable	275 bp over Libor		231	(4)	1/18/02		(15)	0.0%	(12)
Concord Mills	180,288		199,000	Variable	110 bp over Libor	(13)	8,947	(4),(13)	12/2/01		(2)	10.0%	(13)
Katy Mills	155,136		168,000	Variable	175 bp over Libor		8,707	(4)	3/31/02		(15)	25.0%	(14)
Opry Mills	172,052		176,500	Fixed(17)	175 bp over Libor	(17)	9,656	(4)	10/1/02		(16)	50.0%	(18)
Arundel Mills	149,911		191,000	Variable	140 bp over Libor		7,889	(4)	5/30/03		(19)	10.0%	(20)
Arundel Mills Residual	5,242		10,000	Variable	200 bp over Libor		307	(4)	12/8/01		(22)	25.0%	(21)
Discover Mills	55,331		182,243	Variable	225 bp over Libor	(23)	3,382	(4)	4/15/04		(24)	100.0%	(25)

Total	$1,366,956		$1,583,243				$85,139

Notes:

(1)
This indebtedness is a 30 year amortizing loan with an anticipated repayment date of October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(2)
This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3)
The Company shall have the right to make prepayments on the loan, with a prepayment penalty subject to a yield maintenance calculation. If the prepayment occurs during the 3 months prior to the maturity date, there is no prepayment penalty.

(4)
Calculated using 30-day LIBOR at 3.86%, which was the rate at June 30, 2001.

(5)
This indebtedness is a 30 year amortizing loan with a balloon payment date of November 5, 2008.

(6)
The Company shall have the right to prepay the loan in whole (but not in part), on or after June 1, 2003.

(7)
Interest rate was equal to LIBOR plus 165 basis points until the following conditions had been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate became LIBOR plus 150 bp; (ii) the project achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate became LIBOR plus 125 bp; (iii) the project achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate became LIBOR plus 110 bp.

(8)
This indebtedness may be prepaid with penalty based on a Yield Maintenance Premium calculation. If prepayment occurs during the 3 months prior to the maturity date, there is no prepayment penalty.

  THE MILLS CORPORATION
  SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
  AS OF JUNE 30, 2001
  (Dollars in thousands)

Notes:

(9)
This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(10)
Principal guaranteed by the Company is equal to 50% of the outstanding principal balance. As of June 30, 2001, the guarantee was 0% due to the successful tax subdivision of a land parcel that is owned by the Grapevine Mills II joint venture.

(11)
This indebtness is evidenced by two loans: a permanent loan in the amount of $108,000 and a mezzanine loan in the amount of $27,000. Interest on the loans is considered to be fixed at 8% due to an interest rate swap which effectively fixed the interest rate at 8%.

(12)
Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of June 30, 2001, the guarantee amount was 0%.

(13)
The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of June 30, 2001, the guarantee amount was 10%.

(14)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%; (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of June 30, 2001, the guarantee amount was 25%.

(15)
This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

(16)
The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(17)
The interest is considered as fixed, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

(18)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%. On September 29, 2000, the Company entered into a modification agreement whereby the loan commitment was increased from $168,000 to $176,500. As of June 30, 2001, the guarantee amount was 50%.

(19)
Prepayable, in whole or in part, at any time upon 3 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.

(20)
Principal and interest are guaranteed by the Company and Simon Property Group. The Company's guarantee may be reduced as follows: (i) upon closing the construction loan, the "Guaranteed Amount" was 50% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount will reduce to 25%; (iii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount will reduce to 17.5%; (iv) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition the Guaranteed Amount will reduce to 10%. As of June 30, 2001, the guarantee amount was 10%.

(21)
Principal is guaranteed by the Company and Simon Property Group and is limited to 50% of principal and interest.

(22)
Prepayable, in whole or in part, at any time upon 10 days prior notice to lender without prepayment penalty.

(23)
The interest rate will be Libor plus 225 basis points until the construction phase completion date has occurred, the DSC ratio has equaled or exceeded 1.25, the occupancy requirements are met, and there has been no event of default. Once achieved, the interest rate will be Libor plus 200 basis points. The interest rate can be further reduced to Libor plus 175 basis points when the project achieves a DSC ratio of 1.40 and the borrower has prepaid at least $10 million of the principal amount.

(24)
This indebtedness may be prepaid in whole or in part, at any time upon 7 days prior notice to Lender without prepayment penalty. Prepayment shall include all interest accrued on loan through prepayment date (and all late charges and other sums that may be payable) through the date of prepayment.

(25)
Principal and interest is guaranteed by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the loan agreement, and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; (ii) upon satisfaction of the previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.25, the Guaranteed Amount will be 25% of the loan amount.

(26)
The mezzanine loan is guaranteed 100% by the Company. As of June 30, 2001, the guaranteed amount was $27,000.

(27)
In July, 2001, the Company refinanced this debt and the debt on Sawgrass Mills with a new nonrecourse mortgage loan in the amount of $337,000. The loan is secured by the two properties, the Company's ownership interest in the properties and an assignment of leases and rents. The new debt is comprised of two promissory notes: a $300,000 amortizing loan which bears interest at a fixed rate of 7.18% and a $37,000 mezzanine loan which bears interest at the variable rate of Libor plus 4.5%. The loans have an anticipated balloon repayment in June 2006.

THE MILLS CORPORATION
SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
JUNE 30, 2001

Gross Sales (PSF) (1)
Twelve Months Ended June 30	Current Year	Prior Year	Percentage Change
2001	$351	$348	0.86%
2000	$342	$333	2.70%
1999	$347	$346	0.29%
Comparable Sales (in thousands) (2)
Six Months Ended June 30	Current Year	Prior Year	Percentage Change
2001	$476,894	$483,841	-1.44%
2000	$463,882	$458,732	1.12%
1999	$369,972	$368,598	0.37%

Notes:

(1)
For the gross sales analysis above, the Company includes only those projects that in the Company's view have achieved stabilized performance levels.

    The projects included in the respective years are as follows:

2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange and The Oasis at Sawgrass
2000	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, and Arizona Mills
1999	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, and Ontario Mills
(2)
For the each of the three years presented above, comparable sales include only those tenants that have been in occupancy for the prior 18 month period ending June 30, 2001, 2000, and 1999, respectively, versus June 30 of the prior year. Concord Mills, Katy Mills, Opry Mills and Arundel Mills which opened September 1999, October 1999, May 2000 and November 2000, respectively, are excluded from this analysis, since these projects have not achieved stabilized performance levels.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
JUNE 30, 2001

Mills, Block and Community Centers Combined (9), (10), (11)

			Years ended December 31,
	Six Months Ended June 30, 2001
			2000		1999
Recurring Non-Tenant Capital Expenditures (1)
Costs	$413,140		$1,173,885		$284,206
Per Square Foot (2)	0.04		0.10		0.03
Recurring Tenant Improvements/Leasing Costs (3)
Costs	$888,246		$3,617,617		$3,934,656
Per Square Foot Improved (4)	8.10		7.60		8.52
Per Square Foot (2)	0.12		0.37		0.38
Total Recurring Costs
Costs	$1,301,386		$4,791,502		$4,218,862
Per Square Foot (2)	0.15		0.47		0.41
Non Recurring Tenant Improvements/Leasing Costs (3)
Costs	$2,307,719	(7)	$27,614,724	(7)	$22,811,936	(7)
Per Square Foot Improved (5)	29.54		61.40		51.85
Per Square Foot (2)	0.18		2.25		1.91
Work In Process (6)
Cumulative Costs	$4,317,424		$1,989,851		$2,676,259
Cumulative Per Square Foot Improved (8)	12.99		13.92		18.81

(1)
Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2)
Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.

(3)
Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6)
Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.

(8)
Calculated as Work In Process divided by GLA of all space with work in process.

(9)
Excludes projects that have not reached stabilized performance levels.

(10)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

(11)
The Company sold ten of its eleven community centers on August 3, 2000.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
JUNE 30, 2001

Mills and Block Portfolio (9), (10)

			Years ended December 31,
	Six Months Ended June 30, 2001
			2000		1999
Recurring Non-Tenant Capital Expenditures (1)
Costs	$413,093		$1,025,745		$111,657
Per Square Foot (2)	0.04		0.11		0.01
Recurring Tenant Improvements/Leasing Costs (3)
Costs	$875,621		$2,872,457		$3,647,528
Per Square Foot Improved (4)	8.51		8.06		9.28
Per Square Foot (2)	0.13		0.37		0.44
Total Recurring Costs
Costs	$1,288,714		$3,898,202		$3,759,185
Per Square Foot (2)	0.18		0.48		0.45
Non Recurring Tenant Improvements/Leasing Costs (3)
Costs	$2,227,706	(7)	$18,529,987	(7)	$16,842,194	(7)
Per Square Foot Improved (5)	28.95		57.36		64.28
Per Square Foot (2)	0.21		1.87		1.73
Work In Process (6)
Cumulative Costs	$4,309,070		$1,989,851		$1,955,746
Cumulative Per Square Foot Improved (8)	13.16		13.92		38.97

(1)
Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2)
Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.

(3)
Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6)
Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.

(8)
Calculated as Work In Process divided by GLA of all space with work in process.

(9)
Excludes projects that have not reached stabilized performance levels.

(10)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
JUNE 30, 2001

Community Centers (8)

		Years ended December 31,
	Six Months Ended June 30, 2001
		2000	1999
Recurring Non-Tenant Capital Expenditures (1)
Costs	$48	$148,140	$172,549
Per Square Foot (2)	0.00	0.07	0.08
Recurring Tenant Improvements/Leasing Costs (3)
Costs	$12,625	$745,160	$287,128
Per Square Foot Improved (4)	1.04	5.82	3.83
Per Square Foot (1)	0.01	0.34	0.13
Total Recurring Costs
Costs	$12,672	$893,300	$459,677
Per Square Foot (2)	0.01	0.41	0.21
Non Recurring Tenant Improvements/Leasing Costs (3)
Costs	$80,014	$9,084,737	$5,969,742
Per Square Foot Improved (5)	108.26	72.90	33.49
Per Square Foot (2)	0.04	4.12	2.71
Work In Process (6)
Cumulative Costs	$—	$—	$720,513
Cumulative Per Square Foot Improved (7)	—	—	7.83

(1)
Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2)
Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties.

(3)
Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6)
Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7)
Calculated as Work In Process divided by GLA of all space with work in process.

(8)
The Company sold ten of its eleven community centers on August 3, 2000.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
JUNE 30, 2001
(UNAUDITED)

	As of the Twelve Months Ended June 30,
	2001		2000
COVERAGE RATIOS (Trailing 12 months EBITDA with JV's, Interest Expense with JV's)
Consolidated Interest Expense (net of loan cost amortization)	$54,653		$51,301
JV Portion of Interest Expense (net of loan cost amortization) (1), (2)	33,470		19,519

Total Interest Expense	$88,123		$70,820

Interest Coverage Ratio (EBITDA / Interest Expense)	2.40		2.50
Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)	2.15		2.27
LEVERAGE RATIOS
Consolidated Debt to Market Capitalization Ratio	50.1%		56.2%
Consolidated Debt plus convertible preferred to Market Capitalization Ratio	51.9%		56.2%
Total Debt to Market Capitalization Ratio (Includes Mills' Share of JV Debt)	60.6%		65.5%
Total Debt plus convertible preferred to Market Capitalization Ratio (includes Mills' Share of JV Debt)	61.8%		65.5%
DIVIDEND PAYOUT RATIOS (Trailing 12 months)
Dividends Paid	$82,734		$80,077
Funds from Operations	110,252		99,842
Adjusted Funds from Operations	106,125		95,772
FFO Payout Ratio (Dividend / FFO)	0.75		0.80
AFFO Payout Ratio (Dividend / AFFO)	0.78		0.84
DEBT INDICATORS
Weighted Average Maturity (Includes Mills' Share of JV Debt)	5.30	yrs.	3.47	yrs.
Weighted Average Interest Rate (Consolidated Debt Only)	7.23%		8.17%
Weighted Average Interest Rate (Includes Mills' Share of JV Debt)	6.86%		8.06%
Fixed Rate Debt % (Consolidated Debt)	61.8%		55.7%
Fixed Rate Debt % (Includes Mills' Share of JV Debt) (2)	61.9%		45.8%

(1)
Includes annualized interest expense for Arundel Mills

(2)
Assumes Opry Mills as fixed rate debt, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
JUNE 30, 2001
(UNAUDITED)

	As of the Twelve Months Ended June 30,
	2001	2000
MARKET CAPITALIZATION CALCULATIONS
Shares and units outstanding (end of quarter)	40,051	39,172
Stock price (end of quarter)	$24.60	$18.81

Equity Market Capitalization (A)	$985,255	$736,923

Consolidated Debt (end of quarter)	$989,682	$944,540
Mills' Share of JV Debt (end of quarter)	526,813	454,992

Total Debt (B)	$1,516,495	$1,399,532

Convertible preferred (C)	$75,000	$—

Total Market Capitalization (A) + (B) + (C)	$2,576,750	$2,136,455

EBITDA CALCULATION
Income Before Extraordinary Items and Minority Interest	$61,805	$44,639
Less: Equity in Earnings of Unconsolidated JV's before Extraordinary Items	(14,450)	(13,119)
Less: Sale of Community Centers	(18,370)	—
Plus: Consolidated Depreciation and Amortization	42,252	38,509
Plus: Consolidated Interest Expense	54,653	51,301
Plus: JV Share of EBITDA from JV Investments (3)	85,243	56,104

Total EBITDA	$211,134	177,434

FFO and AFFO (Trailing 12 months)
Funds From Operations	$110,252	$99,842
Less: Recurring Capital Expenditures	(4,127)	(4,070)

Adjusted Funds From Operations	$106,125	$95,772

(3)
Includes annualized EBITDA for Arundel Mills.

QuickLinks

THE MILLS CORPORATION SUPPLEMENTAL INFORMATION Table of Contents As of June 30, 2001
THE MILLS CORPORATION Overview
THE MILLS CORPORATION Overview
The Mills Corporation Summary of Operating Properties
The Mills Corporation Summary of Properties Under Construction
THE MILLS CORPORATION SUPPLEMENTAL FINANCIAL DATA (IN THOUSANDS, EXCEPT PER SHARE DATA)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION UNCONSOLIDATED JOINT VENTURES NET INCOME AND FUNDS FROM OPERATIONS (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION UNCONSOLIDATED JOINT VENTURES NET INCOME AND FUNDS FROM OPERATIONS (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE (1)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE (1)
THE MILLS CORPORATON RENTAL RATES (1) JUNE 30, 2001
THE MILLS CORPORATION AVERAGE RENTS JUNE 30, 2001
THE MILLS CORPORATION SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS AS OF JUNE 30, 2001 (Dollars in thousands)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS AS OF JUNE 30, 2001 (Dollars in thousands)
THE MILLS CORPORATION SPECIALTY STORE TENANT REPORTED SALES ANALYSIS JUNE 30, 2001
THE MILLS CORPORATION CAPITAL EXPENDITURES JUNE 30, 2001
THE MILLS CORPORATION CAPITAL EXPENDITURES JUNE 30, 2001
THE MILLS CORPORATION CAPITAL EXPENDITURES JUNE 30, 2001
THE MILLS CORPORATION KEY FINANCIAL RATIOS (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA) JUNE 30, 2001 (UNAUDITED)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA) JUNE 30, 2001 (UNAUDITED)